UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2022 (December 28, 2021)

TRICCAR INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30746	84-4250492
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

220 Travis Street, Suite 501
Shreveport, Louisiana	71101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(318) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

1

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired. In accordance with Item 9.01(a), (i) Correlate Inc.’s audited financial statements for the years ended December 31, 2021 and 2020 are filed with this Current Report on Form 8-K/A as Exhibit 99.1, and (ii) Loyal Enterprises LLC’s audited financial statements for the years ended December 31, 2021 and 2020 are filed with this Current Report on Form 8-K/A as Exhibit 99.2.

(b)	Not Applicable.

(c)	Not Applicable.

(d)

21	Subsidiaries of the Registrant
99.1	Correlate Inc. audited financial statements
99.2	Loyal Enterprises LLC audited financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2022	TRICCAR Inc.

	By:	/s/ Channing Chen
	Name:	Channing Chen
	Title:	Chief Financial Officer

2

Exhibit 21

Subsidiaries of the Registrant

1.	Correlate Inc., a Delaware corporation
2.	Loyal Enterprises LLC, a Tennessee limited liability company